Exhibit 99.2

ATS CORPORATION ENTERS INTO MERGER AGREEMENT WITH SALIENT FEDERAL SOLUTIONS

McLean and Fairfax, Virginia, February 21, 2012 —ATS Corporation (NYSE AMEX: ATSC), a leading information technology company that delivers innovative technology solutions to government and commercial organizations, and Salient Federal Solutions, Inc. (Salient), a leading provider of information technology, engineering, and intelligence analytic services to agencies in the intelligence, defense, homeland security, and cyber domains, today announced that they have entered into a definitive merger agreement, pursuant to which Salient will acquire ATSC through a cash tender offer at $3.20 per share.

The transaction will be financed from Salient’s equity capital commitments and debt financing. The proposed transaction has been unanimously approved by the board of directors of both companies. In addition, certain ATSC board members have signed a tender and voting agreement in support of the offer, and certain principal stockholders of ATSC have signed similar agreements.

Over its 33 year history, ATSC has built a solid reputation for its implementation of technical solutions with measureable results. Together the organizations offer a full suite of capabilities that will provide end-to-end solutions for customers across Federal civilian, Department of Defense and intelligence agencies, as well as commercial clients.

“ATSC’s long-term performance in delivering high-quality solutions and services within the federal marketplace is evident through the many long-standing relationships it has with its customers,” said Brad Antle, president and CEO of Salient. “We look forward to the opportunity to build on ATSC’s offerings and relationships, where we can help them address the many immediate customer requirements for delivery of rapid solutions.”

“We believe this transaction will expand the opportunities for both our customers and employees as the combination of ATSC and Salient will allow us to extend the range and depth of solutions we can offer as well as open new markets to pursue,” commented ATSC Co-Chief Executive Officers, Pamela Little and John Hassoun.

Tender Offer and Closing

Under the terms of the definitive merger agreement, Salient will commence a cash tender offer no later than February 28, 2012 to acquire ATSC’s outstanding shares of common stock at $3.20 per share. The closing of the tender offer, which is expected to occur late in the first quarter or early in the second quarter of 2012, is subject to customary terms and conditions, including the tender of at least 75% of ATSC’s shares and regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act. In the event the minimum tender condition is not met, and in certain other circumstances, the parties have agreed to complete the transaction through a one-step merger after receipt of stockholder approval. The definitive merger agreement also provides for customary termination fees payable by either Salient or ATSC under certain circumstances, and a provision under which ATSC has agreed not to solicit any competing offers.

Advisors

Sagent Advisors Inc. served as financial advisor to ATSC in connection with the transaction, and Squire Sanders (US) LLP served as its legal advisor. Morrison & Foerster LLP served as legal advisor to Salient. Underwritten debt financing was provided by RBS Citizens and a syndicate of financial institutions, with legal representation by King & Spalding LLP.

ATSC 2011 Results

In a separate release, ATSC also announced its fourth quarter and full year unaudited results for 2011 today.

About ATSC

ATSC is a leading provider of software and systems development, systems integration, infrastructure management and outsourcing, information sharing, and consulting to the Department of Defense, federal civilian agencies, public safety and national security customers, as well as commercial enterprises.  Headquartered in McLean, Virginia, the Company has more than 400 employees.

Additional information about ATSC may be found at www.atsc.com.

About Salient Federal Solutions

Salient Federal Solutions is a leading provider of Federal IT and engineering solutions that enable government and industry to respond quickly to new or surge mission requirements with exactly the right people, skills, expertise, and technical solutions. The company works to accelerate mission impact by delivering highly adaptable technology services, engineering solutions, and domain expertise that enable customers to rapidly meet the pressing requirements of today, while anticipating tomorrow's evolving challenges. Salient Federal Solutions is headquartered in Fairfax, Virginia, with offices in Colorado Springs, Orlando, San Diego, and Tampa.

Website: www.salientfed.com

Additional Information

The tender offer for the outstanding shares of ATSC has not yet commenced. This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of ATSC. At the time the tender offer is commenced, Salient will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission, and ATSC will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and ATSC stockholders are strongly advised to carefully read the tender offer statement (including the offer to purchase, the letter of transmittal and the related tender offer documents) and the related solicitation/recommendation statement when they become available, as they will contain important information, including the various terms of, and conditions to, the tender offer. Such materials, when prepared and ready for release, will be made available to ATSC’s stockholders at no expense to them. In addition, at such time ATSC stockholders will be able to obtain these documents for free from the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Forward-looking Statements

All statements in this press release that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of that term in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements and this information represent ATSC’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, of which many are beyond the control of ATSC. These factors could cause actual results to differ materially from such forward-looking statements or forward-looking information. These factors include but are not restricted to: uncertainties as to the timing of the tender offer and the merger; uncertainties as to how many of ATSC’s stockholders will tender their shares in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including regulatory clearance; ATSC’s dependence on contracts with federal government agencies for the majority of its revenue; ATSC’s dependence on its GSA schedule contracts and its position as a prime contractor on government-wide acquisition contracts to grow its business; and other factors discussed in ATSC’s latest annual report on Form 10-K filed with the Securities and Exchange Commission on February 17, 2011. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan,” and similar expressions and variations thereof, identify certain of such forward-looking statements or forward-looking information, which speak only as of the date on which they are made. ATSC disclaims any intention or obligation to publicly update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements or on this forward-looking information.

For more information:

Investors and financial media

For ATSC:

Joann O'Connell

Vice President, Investor Relations

ATS Corporation

+1-571-766-2400

For Salient Federal Solutions:

Kari Walker

kwalker@encmarketing.com

703-928-9996